Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No. )

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Templeton Global Income Fund
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

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TEMPLETON GLOBAL INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for February 28, 2014, at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Global Income Fund (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on one Proposal but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

     We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

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TEMPLETON GLOBAL INCOME FUND

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders (the “Meeting”) of Templeton Global Income Fund (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301 on February 28, 2014, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.	The election of five Trustees of the Fund to hold office for the terms specified.
2.	The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014.

By Order of the Board of Trustees,

Lori A. Weber
Vice President and Secretary

January 3, 2014

     Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

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TEMPLETON GLOBAL INCOME FUND

PROXY STATEMENT

     The Board of Trustees of Templeton Global Income Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

     Shareholders of record at the close of business on December 13, 2013, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about January 3, 2014.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

1.	The election of five Trustees of the Fund; and
2.	The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014.

How do the Fund’s Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote FOR the election of the five nominees and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014.

How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. With respect to any Proposal for which you do not specify a vote, your proxy will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of all nominees as Trustee and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014.

May I revoke my proxy?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

May I attend the Meeting in Person?

     Shareholders of record at the close of business on December 13, 2013 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership as of December 13, 2013 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited. Shareholders without proof of ownership and identification will not be admitted.

PROPOSAL 1: ELECTION OF TRUSTEES

How are nominees selected?

     The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers and Frank A. Olson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940 (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

     The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

     When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

     The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

Who are the nominees and Trustees?

     The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Trustees expire: Edith E. Holiday, J. Michael Luttig, Frank A. Olson and Constantine D. Tseretopoulos. These individuals have been nominated for three-year terms, set to expire at the 2017 Annual Meeting of Shareholders. In addition, Charles B. Johnson resigned as Chairman of the Board, Trustee and Vice President of the Fund effective June 13, 2013. In his place, Rupert H. Johnson, Jr. was appointed as Chairman of the Board and Trustee of the Fund effective as of that date to complete the remainder of Mr. Charles B. Johnson’s term, which was set to expire at the 2016 Annual Meeting of Shareholders.

Rupert H. Johnson, Jr. has been a Vice President of the Fund since 1996.

     These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board; however, Rupert H. Johnson, Jr., is standing for election by shareholders of the Fund for the first time. Among these nominees, Rupert H. Johnson, Jr. is deemed to be an Interested Trustee. The remaining nominees are deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

     Interested Trustees of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 17.0% of its outstanding shares as of August 31, 2013. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Vice President of the Fund, is the uncle of Gregory E. Johnson, a Trustee of the Fund. There are no other family relationships among the Trustees or nominees for Trustee.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

     In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates each have been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

     Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee.

Nominees for Independent Trustee to serve until 2017 Annual Meeting of Shareholders:
Number of
Portfolios in
Franklin
Templeton
Investments
				Fund Complex	Other Directorships Held
			Length of	Overseen	During at Least the
Name, Year of Birth and Address		Position	Time Served	by Trustee*	Past Five Years

Edith E. Holiday (1952)		Lead	Trustee	141	Hess Corporation (exploration
300 S.E. 2nd Street		Independent	since 1996		and refining of oil and gas),
Fort Lauderdale, FL 33301		Trustee	and Lead		H.J. Heinz Company (processed
			Independent		foods and allied products)
			Trustee		(1994–2013), RTI International
			since 2007		Metals, Inc. (manufacture and
distribution of titanium),
Canadian National Railway
(railroad) and White Mountains
Insurance Group, Ltd. (holding
company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990–1993); General Counsel to the United States Treasury Department
(1989–1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-
United States Treasury Department (1988–1989).

J. Michael Luttig (1954)		Trustee	Since 2009	141	Boeing Capital Corporation
300 S.E. 2nd Street					(aircraft financing)
Fort Lauderdale, FL 33301					(2006–2013	).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit
(1991–2006	).

Frank A. Olson (1932)		Trustee	Since 2003	141	Hess Corporation (exploration
300 S.E. 2nd Street					and refining of oil and gas)
Fort Lauderdale, FL 33301					(1998–2013	).

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980–2000) and
Chief Executive Officer (1977–1999)); and formerly, Chairman of the Board, President and Chief Executive
Officer, UAL Corporation (airlines) (until 1987).

Number of
Portfolios in
Franklin
Templeton
Investments
			Fund Complex	Other Directorships Held
		Length of	Overseen	During at Least the
Name, Year of Birth and Address	Position	Time Served	by Trustee*	Past Five Years

Constantine D. Tseretopoulos (1954)	Trustee	Since 1999	27	None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985–1987); and Internal
Medicine Resident, Greater Baltimore Medical Center (1982–1985).

Nominee for Interested Trustee to serve until 2016 Annual Meeting of Shareholders:

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of	141	None
One Franklin Parkway	the Board,	the Board and
San Mateo, CA 94403-1906	Trustee and	Trustee since
	Vice President	June 2013 and
Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin
Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Independent Trustees serving until 2015 Annual Meeting of Shareholders:

Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing
300 S.E. 2nd Street				company) (1981–2010).
Fort Lauderdale, FL 33301

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).

Number of
Portfolios in
Franklin
Templeton
Investments
			Fund Complex	Other Directorships Held
		Length of	Overseen	During at Least the
Name, Year of Birth and Address	Position	Time Served	by Trustee*	Past Five Years

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae),
300 S.E. 2nd Street				Ares Capital Corporation
Fort Lauderdale, FL 33301				(specialty finance company),
Allied Capital Corporation
(financial services) (2003–
2010) and United Natural
Foods, Inc. (October 2013).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995–1997); and Vice President and Treasurer, US Airways,
Inc. (until 1995).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999–2010) and OSI
Fort Lauderdale, FL 33301				Pharmaceuticals, Inc.
(pharmaceutical products)
				(2006–2010	).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998–
2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co.
Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972–2008) and member of various boards.

Independent Trustees serving until 2016 Annual Meeting of Shareholders:

Frank J. Crothers (1944)	Trustee	Since 1999	27	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility
Fort Lauderdale, FL 33301				holding company) and AML
Foods Limited (retail
distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977–2003).

7

Number of
Portfolios in
Franklin
Templeton
Investments
			Fund Complex	Other Directorships Held
		Length of	Overseen	During at Least the
Name, Year of Birth and Address	Position	Time Served	by Trustee*	Past Five Years

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301				(2010–2012), The Southern
Company (energy company)
(2010–2012) and The
Washington Post Company
(education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law,
University of Georgia School of Law (2011–2012); Senior Vice President—Government Affairs, General
Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior Fellow of The Brookings Institution (2003–2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department
of Justice (2001–2003).

Interested Trustee serving until 2016 Annual Meeting of Shareholders:

**Gregory E. Johnson (1961)	Trustee	Since 2006	152	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member—Office of the Chairman, Director, President and Chief Executive Officer,
Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and
Chairman, Investment Company Institute.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**	Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940
Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees.
Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Trustees of the Fund are Independent Trustees.

8

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of
December 13, 2013:

Independent Trustees:		Aggregate Dollar Range of Equity
Securities in all Funds in the
	Dollar Range of Equity	Franklin Templeton
Name of Trustee	Securities in the Fund(1)	Investments Fund Complex

Harris J. Ashton	$1—$10,000	Over $100,000
Ann Torre Bates	None	Over $100,000
Frank J. Crothers	None	Over $100,000
Edith E. Holiday	$1—$10,000	Over $100,000
J. Michael Luttig	None	Over $100,000
David W. Niemiec	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Constantine D. Tseretopoulos	None	Over $100,000
Robert E. Wade	None	Over $100,000

Interested Trustees:		Aggregate Dollar Range of Equity
Securities in all Funds in the
	Dollar Range of Equity	Franklin Templeton
Name of Trustee	Securities in the Fund(1)	Investments Fund Complex

Rupert H. Johnson, Jr	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

(1) Dollar range based on NYSE closing price on December 13, 2013.

How often do the Trustees meet and what are they paid?

     The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

     The Fund’s Independent Trustees constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Trustee currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Audit Committee meeting attended in person and $2,000 per Audit Committee telephonic meeting attended, a portion of which is allocated to the Fund. David W. Niemiec, who serves as Chairman of the Audit Committee of the Fund and such other investment companies, receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

     During the fiscal year ended August 31, 2013, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. No Trustees attended the Fund’s last annual meeting held on March 1, 2013.

     Independent Trustees are also reimbursed for expenses incurred in connection with Board meetings. The Interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

     The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

			Number of Boards within
	Aggregate	Total Compensation from	Franklin Templeton
	Compensation	Franklin Templeton	Investments Fund Complex
Name of Trustee	from the Fund(1)	Investments Fund Complex(2)	on which Trustee Serves(3)

Harris J. Ashton	$10,197	$493,000	41
Ann Torre Bates(4)	10,360	427,000	17
Frank J. Crothers	10,318	203,000	14
Edith E. Holiday	10,462	540,000	41
J. Michael Luttig	10,202	517,000	41
David W. Niemiec	10,499	328,000	16
Frank A. Olson	10,202	517,000	41
Larry D. Thompson	10,202	622,000	41
Constantine D. Tseretopoulos	10,360	207,000	14
Robert E. Wade(4)	10,202	588,000	19

(1)	Compensation received for the fiscal year ended August 31, 2013.
(2)	Compensation received for the 12 months ended September 30, 2013.
(3)	We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 159 U.S. based funds or series.
(4)	Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on
February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?
Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Year of Birth and Address	Position	Length of Time Served

Rupert H. Johnson, Jr.	Chairman of the Board,	Chairman of the Board
	Trustee and	and Trustee since June 2013 and
	Vice President	Vice President since 1996
Please refer to the table “Nominee for Interested Trustee to serve until 2016 Annual Meeting of Shareholders”
for additional information about Mr. Rupert H. Johnson, Jr.

Christopher J. Molumphy (1962)	President and Chief	Since 2002
One Franklin Parkway	Executive Officer—
San Mateo, CA 94403-1906	Investment Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Officer—	Since 2009
One Franklin Parkway	Finance and Administration
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief Compliance Officer	Since March 2013
300 S.E. 2nd Street
Fort Lauderdale, FL 33301

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in
Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton
Investments (2007–2013); and Secretary and Vice President, Templeton Group of Funds (2004–2013).

Name, Year of Birth and Address	Position	Length of Time Served

Mark H. Otani (1968)	Chief Financial Officer,	Since 2009
One Franklin Parkway	Chief Accounting Officer
San Mateo, CA 94403-1906	and Treasurer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President—AML	Since 2012
100 Fountain Parkway	Compliance
St. Petersburg, FL 33716-1205

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Lori A. Weber (1964)	Vice President and	Vice President since 2011 and
300 S.E. 2nd Street	Secretary	Secretary since March 2013
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources,
Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust
International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President and	Since 2005
One Franklin Parkway	Assistant Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

Alison E. Baur (1964)	Vice President and	Since 2012
One Franklin Parkway	Assistant Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President and	Since 2009
One Franklin Parkway	Assistant Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP
(2000–2004).

Name, Year of Birth and Address	Position	Length of Time Served

Steven J. Gray (1955)	Vice President and	Since 2009
One Franklin Parkway	Assistant Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton
Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President and	Since March 2013
300 S.E. 2nd Street	Assistant Secretary
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust
International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952)	Vice President and	Since 2009
One Franklin Parkway	Assistant Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

     The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. In addition to her service on the Audit Committee of the Fund, Ms. Bates also serves on the audit committees of other public companies. The Board has determined, however, that such simultaneous service does not impair Ms. Bates ability to effectively serve on the Fund’s Audit Committee. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Which independent auditors did the Board select?

     The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated August 31, 2013, and certain related SEC filings. You are being asked to ratify the

Board’s selection of PwC for the current fiscal year ending August 31, 2014. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

     The selection of PwC as the independent auditors for the Fund for the fiscal year ending August 31, 2014, was recommended by the Audit Committee and approved by the Board on October 22, 2013. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

     The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $54,193 for the fiscal year ended August 31, 2013, and $55,398 for the fiscal year ended August 31, 2012.

     Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended August 31, 2013, and August 31, 2012.

     In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended August 31, 2013, and August 31, 2012, there were no fees paid to PwC for such services.

     Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2013, and August 31, 2012.

     In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $6,100 for the fiscal year ended August 31, 2013, and $54,600 for the fiscal year ended August 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of local country tax laws to investments and licensing securities with local country offices.

     All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended August 31, 2013, and $432 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

     In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $0 for the fiscal year ended August 31, 2013, and $152,018 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

     Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $6,100 for the fiscal year ended August 31, 2013, and $207,050 for the fiscal year ended August 31, 2012. The aggregate non-audit fees for the fiscal year ended August 31, 2013, include the amounts shown under Tax Fees ($0) (including services provided to the Investment Manager and its control entities ($6,100)) and All Other Fees ($0) (including services provided to the Investment Manager and its control entities ($0)).

     The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

     Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

     As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

     Audit Committee Report. The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to PwC’s retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

     Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2013, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)
Ann Torre Bates
Frank J. Crothers
Constantine D. Tseretopoulos

/ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

     Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

     With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

     With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

     With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves these procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

     The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

     Board Structure. Seventy-five percent or more of the Fund’s Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

     The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

     The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

     The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Computershare Shareowner Services, LLC (formerly, BNY Mellon Shareowner Services), P.O. Box 43006, Providence, RI 02940-3006.

     The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

     Other Matters. The Fund’s latest audited financial statements and annual report for the fiscal year ended August 31, 2013, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     Principal Shareholders. As of December 13, 2013, the Fund had 134,144,158 shares outstanding and total net assets of $1,126,958,190.62. The Fund’s shares are listed on the NYSE (NYSE: GIM). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of December 13, 2013, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding shares.

     In addition, to the knowledge of the Fund’s management, as of December 13, 2013, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

     Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

     Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

     Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     Quorum. A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

     Method of Tabulation. Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on the proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 2.

     Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Fund and Templeton Emerging Markets Income Fund. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

     Adjournment. The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2013 annual meeting.

     Shareholder Proposals. The Fund anticipates that its 2015 Annual Meeting of Shareholders will be held on or about February 27, 2015. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2015 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than September 5, 2014 in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

     A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by September 5, 2014, as described above, may nonetheless present a proposal at the Fund’s 2015 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than September 30, 2014 and not later than October 30, 2014. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2015 Annual Meeting of Shareholders, the persons designated as proxies for the 2015 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by November 19, 2014. A shareholder proposal may be presented at the 2015 Annual Meeting of

Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following:

     1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Secretary of the Fund.

     2. A notice regarding a nomination for the election of a Trustee shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

     3. A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Trustees,

Lori A. Weber
Vice President and Secretary

January 3, 2014

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EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.	The Committee.
The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of
Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.
	1	.	The Committee shall make recommendations for nominations for Disinterested Board members on the
Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.
	2	.	The Committee also shall evaluate candidates’ qualifications and make recommendations for
“interested” members on the Board to the full Board.
	3	.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.
	4	.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the
Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.
The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.	Other Powers and Responsibilities.
	1	.	The Committee shall meet at least once each year or more frequently in open or executive sessions.
The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

A-1

2	.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3	.	The Committee shall report its activities to the Board and make such recommendations as the
Committee may deem necessary or appropriate.

4	.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5	.	The Committee shall review this Charter at least annually and recommend any changes to the full
Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

EXHIBIT B

AUDIT COMMITTEE CHARTER

I. The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent” members, as defined in Item 3(a)(2) of SEC Form N-CSR (“Disinterested
Board members”). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund’s balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an “audit committee financial expert,” as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II. Purposes of the Committee.

The function of the Committee is to be directly responsible for overseeing the Fund’s accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors’
responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting
Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund’s financial statements in accordance with generally accepted accounting principles.

In giving its recommendations to the Board with respect to the Fund’s financial statements, the Committee will rely on:

1 .	management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

2 .	the report of the Fund’s auditors with respect to such financial statements.

Consistent with such allocation of functions, the purposes of the Committee are:

(a) To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the
Fund;

(b) To oversee the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c) To act as a liaison between the Fund’s auditors and the Board; and

B-1

(d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”)
pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation”
means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S.
federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S.
federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III. Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a) To select the auditors, subject to approval both by the Board and by a separate vote of the
Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)	pre-approval of all audit and audit related services;

(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)	establishment by the Committee, if deemed necessary or appropriate, as an alternative to
Committee pre-approval of services to be provided by the auditors, as required by paragraphs
(ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of
(ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the
Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect

B	-2

to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d) To receive and consider reports from the auditors:

(i)	as required by generally accepted accounting standards; and

(ii)	annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;
(y) other material written communications between the auditors and management of the
Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in
SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC
Regulation S-X.

(e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

(f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the
Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors’ independence; and
to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

(g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund’s annual financial statements, including footnotes and any significant audit findings.

(i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(j) To review certifications of the Fund’s Chief Executive Officer—Finance and Administration, and
Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information;
and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and for any other purposes the
Committee deems appropriate, as required by §302 of the Sarbanes-Oxley Act.

B	-3

(k) To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/
trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)	determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)	if the Committee determines such an investigation is necessary or appropriate, (A) notify the
Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)	acting by majority vote, take all other appropriate action, including the authority to notify the
SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)	otherwise respond to evidence of a material violation.

IV.	Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The
Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund’s adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

(c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;
(ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(d) The Committee shall have unrestricted access to the Fund’s management and management of the
Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

B	-4

(e) The Committee shall report its activities to the Board and make such recommendations as the
Committee may deem necessary or appropriate.

(f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

(g) The Chair of the Committee shall meet periodically on an informal basis with the Chairpersons of the Audit Committees of other Funds within the Franklin/Templeton/Mutual Series complex to share information and discuss items of mutual interest and shall report back to the Committee on any issues of substance discussed at such periodic meetings. In addition, the Committee shall meet jointly with Audit
Committees of other Funds within the Franklin/Templeton/Mutual Series complex as may be appropriate, to attend presentations and review proposals and other matters of common concern to all such Audit
Committees.

ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

(The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)

B-5

Appendix A

In addition to the purposes set forth above, the purposes of the Committee include:

(a) preparation of the Audit Committee Disclosure Report required to be included in the Fund’s annual proxy statement; and

(b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund’s compliance with legal and regulatory requirements.

In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

(a) To obtain and review a report by the auditors, at least annually, describing:

(i) All relationships between the auditors and the Fund, the Fund’s adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

(ii) Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

(iii) The auditors’ internal quality-control procedures;

(b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

(c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund’s processes with respect to risk assessment and risk management;

(d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

(e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually;
and

(f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

The Committee shall comply with such other rules of the New York Stock Exchange, Inc., other applicable national securities exchanges and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.

B-6

[THIS PAGE INTENTIONALLY LEFT BLANK]

TLGIM PROXY 01/14

FRANKLIN TEMPLETON INVESTMENTS

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on February 28, 2014.

Vote by Internet

- Go to **www.investorvote.com/GIM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Trustees unanimously recommends a vote FOR the Proposals.

1. Election of Trustees: 01 - Edith E. Holiday 02 - J. Michael Luttig 03 - Frank A. Olson 04 - Constantine D. Tseretopoulos 05 - Rupert H. Johnson, Jr.

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

01QQSA

You can now access your Templeton Global Income Fund account online.

Access your Fund account online via the Investor ServiceDirect™ Website.

The transfer agent for the Fund now makes it easy and convenient to get current information on your shareholder account.

- **View account status**
- **View certificate history**
- **View book-entry information**
- **View payment history for dividends**
- **Make address changes**
- **Obtain a duplicate 1099 tax form**
- **Establish/change your PIN**

Visit us on the web at http://www.computershare.com/investor
For Technical Assistance call 1-800-416-5585 between 9am-7pm Monday-Friday, Eastern Time

www.computershare.com/investor
The Investor ServiceDirect™ Website
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-416-5585

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 28, 2014.

The Fund's Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at http://www.proxyonline.us/docs/gim.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

FRANKLIN TEMPLETON
INVESTMENTS

Proxy — TEMPLETON GLOBAL INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS – FEBRUARY 28, 2014

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Global Income Fund (the "Fund") and appoints TARA E. GORMEL, KIMBERLY H. NOVOTNY and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on February 28, 2014, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR Proposal 1 (including all nominees for trustee) and Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

(Continued and to be signed on the other side)